                                  SCHEDULE 14A
                                 (RULE 14A-101)


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


   Filed by the Registrant  [X]
   Filed by a Party other than the Registrant  [ ]

   Check the appropriate box:
   | |    Preliminary Proxy Statement
   | |    Confidential, for use of the Commission only (as permitted by Rule
              14a-6(e)(2))
   | |    Definitive Proxy Statement
   |X|    Definitive Additional Materials
   | |    Soliciting Material Pursuant to Rule 14a-12

                               EDISON SCHOOLS INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  |X|   No fee required.
  | |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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   | |   Fee  paid previously with preliminary materials:

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   | |   Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing party:

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     (4)  Date filed:

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EXPLANATORY NOTE


On November 3, 2003, Edison Schools Inc. (the "Company") sent a reminder letter to holders of 100 or more shares of the Company's common stock who have not yet provided the Company with a proxy concerning the voting of their shares at the special meeting of the stockholders of the Company to be held on November 12, 2003. A copy of the letter is attached hereto.
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                               EDISON SCHOOLS INC.
                                521 FIFTH AVENUE
                               NEW YORK, NY 10175

                                                                November 3, 2003


Dear Fellow Stockholder:

According to our latest records, we have not yet received your proxy for the important Special Meeting of stockholders of Edison Schools Inc. to be held on November 12, 2003. The independent special committee of your Board of Directors has unanimously recommended that stockholders vote in favor of the proposed merger with Shakespeare Acquisition Corporation.

PLEASE HELP YOUR COMPANY AVOID THE EXPENSE OF FURTHER SOLICITATION BY VOTING TODAY, FOLLOWING THE EASY INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Thank you for your cooperation.

Very truly yours,


Laura K. Eshbaugh
Executive Vice President and Secretary




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                                 IMPORTANT NOTE:
                IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
           YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.

            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834.

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